EXHIBIT 99.1

HUDSON PACIFIC PROPERTIES, INC.

SECOND QUARTER 2010

Supplemental Operating and Financial Data

This Supplemental Operating and Financial Data contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. You should not rely on forward looking statements as predictions of future events. Forward looking statements involve numerous risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ materially from those expressed in any forward looking statement made by us. These risks and uncertainties include, but are not limited to: adverse economic and real estate developments in Southern and Northern California; decreased rental rates or increased tenant incentives and vacancy rates; defaults on, early terminations of, or non-renewal of leases by tenants; increased interest rates and operating costs; failure to generate sufficient cash flows to service our outstanding indebtedness; difficulties in identifying properties to acquire and completing acquisitions; failure to successfully integrate pending and recent acquisitions; failure to successfully operate acquired properties and operations; failure to maintain our status as a REIT under the Internal Revenue Code of 1986, as amended; possible adverse changes in laws and regulations; environmental uncertainties; risks related to natural disasters; lack or insufficient amount of insurance; inability to successfully expand into new markets or submarkets; risks associated with property development; conflicts of interest with our officers; changes in real estate and zoning laws and increases in real property tax rates; the consequences of any possible future terrorist attacks; and other risks and uncertainties detailed in our Prospectus filed with the Securities and Exchange Commission. You are cautioned that the information contained herein speaks only as of the date hereof and Hudson Pacific Properties, Inc. assumes no obligation to update any forward-looking information, whether as a result of new information, future events or otherwise. For a discussion of important risks related to Hudson Pacific Properties, Inc.’s business, and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption “Risk Factors” in Hudson Pacific Properties, Inc.’s Prospectus dated June 23, 2010. In light of these risks and uncertainties, any forward-looking events described herein or in Hudson Pacific Properties, Inc.’s August 2010 conference call may not occur.

Hudson Pacific Properties, Inc.

Second Quarter 2010 Supplemental Operating and Financial Data

Hudson Pacific Properties, Inc.

Second Quarter 2010 Supplemental Operating and Financial Data

COMPANY BACKGROUND

CORPORATE 11601 Wilshire Boulevard, Suite 1600, Santa Monica, California 90025 (310) 445-5700

BOARD OF DIRECTORS

Victor J. Coleman	Mark Burnett	Mark D. Linehan
Chairman of the Board and Chief Executive Officer, Hudson Pacific Properties, Inc	Independent Television Series Producer	President and Chief Executive Officer, Wynmark Company

Howard S. Stern	Richard B. Fried	Robert M. Moran, Jr.
President, Hudson Pacific Properties, Inc.	Managing Member, Farallon Capital Management, L.L.C.	Co-founder and Co-owner, FJM Investments LLC

Theodore R. Antenucci	Jonathan M. Glaser	Barry A. Porter
President and Chief Investment Officer, Prologis	Managing Member, JMG Capital Management LLC	Managing General Partner, Clarity Partners L.P.

EXECUTIVE AND SENIOR MANAGEMENT

Victor J. Coleman	Howard S. Stern	Mark T. Lammas
Chief Executive Officer	President	Chief Financial Officer

Christopher Barton	Dale Shimoda	Alexander Vouvalides
EVP, Operations and Development	EVP, Finance	VP, Asset Management

Harout Diramerian
Chief Accounting Officer

INVESTOR RELATIONS

Addo Communications

Andrew Blazier

(310) 829-5400

Email Contact:  andrewb@addocommunications.com

Please visit our corporate website at:  www.hudsonpacificproperties.com

Hudson Pacific Properties, Inc.

Second Quarter 2010 Supplemental Operating and Financial Data

CORPORATE DATA

(unaudited, $ in thousands, except per share data)

Hudson Pacific Properties. (NYSE: HPP) is a full-service, vertically integrated real estate company focused on owning, operating and acquiring high-quality office properties in select growth markets primarily in Northern and Southern California. Our investment strategy is focused on high barrier-to-entry, in-fill locations with favorable, long-term supply demand characteristics. These markets include Los Angeles, Orange County, San Diego, San Francisco, Silicon Valley and the East Bay, which we refer to as our target markets.

This Supplemental Operating and Financial Data supplements the information provided in our reports filed with the Securities and Exchange Commission. We maintain a website at www.hudsonpacificproperties.com.

Number of office properties owned (1)	5
Office properties square feet (in thousands)	1,062
Office properties leased rate as of June 30, 2010	85.9%
Office properties occupied rate as of June 30, 2010 (2)	80.2%

Number of media & entertainment properties owned	2
Media & entertainment square feet (in thousands)	857
Media & entertainment occupied rate as of June 30, 2010 (3)	67.1%

Number of land assets owned (4)	4
Land assets square feet (in thousands)	1,447

Market capitalization (in thousands):
Total debt (5)	94,300
Series A Preferred Stock	12,475
Common equity capitalization (6)	428,192
Total market capitalization	534,967
Debt/total market capitalization	18.0%
Common stock data (NYSE:DEI):
Range of closing prices (7)	$16.71 - $17.85
Closing price at quarter end	$17.25
Shares of common stock outstanding on June 30, 2010 (in thousands) (8)	22,212

(1)	Office property data does not include information related to the Del Amo Office Property, the acquisition of which was not completed as of June 30, 2010. In addition, 875 Howard was reclassified from redevelopment properties to office properties during the second quarter due to the commencement of a significant lease.
(2)	Represents percent leased less signed leases not yet commenced.
(3)	Percent occupied for media and entertainment properties is the average percent occupied for the 12 months ended June 30, 2010.
(4)	Square footage for land assets represents management’s estimate of developable square feet, the majority of which remains subject to receipt of entitlement approvals that have not yet been obtained.
(5)	Total debt excludes non-cash loan premium.
(6)	Common equity capitalization represents the total number of shares of common stock and OP units outstanding multiplied by the closing price of our stock at the end of the period.
(7)	For the quarter ended June 30, 2010.
(8)	This amount represents undiluted shares, and does not include OP units and other convertible equity instruments

CONSOLIDATED FINANCIAL RESULTS

Hudson Pacific Properties, Inc.

Second Quarter 2010 Supplemental Operating and Financial Data

BALANCE SHEETS (1)

(unaudited, $ in thousands, except share data))

	June 30, 2010	December 31, 2009
ASSET
Total investment in real estate, net	$487,936	$412,478
Cash and cash equivalents	84,509	4,217
Restricted cash	2,320	3,709
Accounts receivable, net of allowance of $216 and $308	1,724	1,273
Straight-line rent receivables	4,279	2,935
Lease intangibles, net	22,288	15,028
Goodwill	8,754	-
Prepaid expenses and other assets	9,970	8,594

TOTAL ASSETS	$621,780	$448,234

LIABILITIES AND EQUITY
Notes payable
Accounts payable and accrued liabilities	$94,020	$189,518
Below-market leases	5,860	6,026
Security deposits	12,259	11,636
Prepaid rent	3,976	2,939
Interest rate contracts	9,706	11,102
TOTAL LIABILITIES	78	425

	125,899	221,646
NONCONTROLLING INTEREST
6.25% Series A Cumulative Redeemable Preferred units of the Operating Partnership	12,475	-

EQUITY
Members’ equity	-	223,240
Hudson Pacific Properties, Inc. stockholders’ equity:
Common stock, $0.01 par value 490,000,000 authorized, 22,211,799 outstanding at June 30, 2010	222	-
Additional paid-in capital	419,014	-
Accumulated deficit	(2,177)	-

Total Stockholder’s Equity	417,059	-
Non-controlling interests:
Members in consolidated real estate entities	-	3,348
Unitholders in the Operating Partnership	66,347	-

	66,347	3,348

TOTAL EQUITY	483,406	226,588

TOTAL LIABILITIES AND EQUITY	$621,780	$448,234

(1)	Office property data does not include information related to the Del Amo Office Property, the acquisition of which was not completed as of June 30, 2010.

Hudson Pacific Properties, Inc.

Second Quarter 2010 Supplemental Operating and Financial Data

QUARTERLY OPERATING RESULTS (1)

(unaudited, $ in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
REVENUES
Office
Rental	$3,285	$2,591	$6,265	$5,449
Tenant recoveries	374	397	785	939
Other	79	50	160	113

Total office revenues	3,738	3,038	7,210	6,501

Media & Entertainment
Rental	4,944	4,990	10,229	10,389
Tenant Recoveries	449	455	816	877
Other property-related revenue	1,949	2,330	3,800	4,559
Other	7	15	13	39

Total media & entertainment revenue	7,349	7,790	14,858	15,864

Total revenues	11,087	10,828	22,068	22,365

OPERATING EXPENSES
Office operating expenses	1,639	1,485	2,837	2,788
Media & entertainment operating expenses	4,719	4,610	9,249	9,358
General and administrative	-	-	-	-
Depreciation and amortization	2,955	2,688	5,668	5,605

Total operating expenses	9,313	8,783	17,754	17,751

Income from operations	1,774	2,045	4,314	4,614

OTHER EXPENSE (INCOME)
Interest expense	2,331	2,181	4,413	4,471
Interest income	(3)	(2)	(6)	(5)
Unrealized (gain) of interest rate contracts	(140)	(96)	(347)	(104)
Acquisition-related expenses	2,433	-	2,433	-
Other	-	33	-	123

	4,621	2,116	6,493	4,485

Net income (loss) before non-controlling interests	$(2,847)	$(71)	$(2,179)	$129

Less: Net dividends attributable to preferred non-controlling partnership interest	(4)	-	(4)	-
Add: Net (income) loss attributable to non-controlling Members in consolidated real estate entities	32	3	29	(8)
Add: Net loss attributable to Unitholders in the Operating Partnership	256	-	256	-

Income (loss) attributable to Hudson Pacific Properties, Inc. shareholders’ / controlling member’s equity	$(2,563)	$(68)	$(1,898)	$121

(1)	Office property data does not include information related to the Del Amo Office Property, the acquisition of which was not completed as of June 30, 2010.

Hudson Pacific Properties, Inc.

Second Quarter 2010 Supplemental Operating and Financial Data

DEBT SUMMARY

As of June 30, 2010

(unaudited, $ in thousands)

The following table sets forth information with respect to our outstanding indebtedness as of June 30, 2010.

Debt	Outstanding	Interest Rate (1)	Annual Debt Service	Maturity Date	Balance at Maturity
Mortgage loan secured by Sunset Bronson	$37,000	LIBOR+3.65%	$1,651	04/30/11	$37,000
Mortgage loan secured by First Financial	43,000	5.34%	2,328	12/01/11	43,000
Mortgage loan secured by Tierrasanta	14,300	5.62%	815	12/01/11	14,300
Secured Revolving Credit Facility (2)	—	LIBOR+3.25%-4.00%	—	06/29/13	-----------

Subtotal	94,300
Unamortized Loan Premium (3)	(280)

Total	94,020

(1)	Interest rate with respect to indebtedness is calculated on the basis of a 360 day year for the actual days elapsed. The indebtedness encumbering the Sunset Bronson property is floating rate indebtedness. We entered into a secured interest rate contract with respect to $37.0 million notional principal amount of indebtedness that went effective upon the closing of the IPO and related formation transaction on June 29, 2010 and swapped one-month LIBOR to a fixed rate of 0.75%.
(2)	We entered into a $200.0 million secured revolving credit facility with a group of lenders for which an affiliate of Barclays Capital Inc. acts as administrative agent and joint lead arranger and affiliates of Merrill Lynch, Pierce, Fenner & Smith Incorporated act as syndication agent and joint lead arranger. The facility bears interest at a rate per annum equal to LIBOR plus 325 basis points to 400 basis points, depending on our leverage ratio, provided that LIBOR is subject to a floor of 1.50%. The secured revolving credit facility contains an accordion feature that allows us to increase the availability by $50.0 million, to $250.0 million, under specified circumstances. As of June 30, 2010 the balance of this facility was zero.
(3)	Represents non-cash mark-to-market adjustment on variable rate debt associated with office properties.

PORTFOLIO DATA

Hudson Pacific Properties, Inc.

Second Quarter 2010 Supplemental Operating and Financial Data

OFFICE PORTFOLIO SUMMARY (1), OCCUPANCY, AND IN-PLACE RENTS

As of June 30, 2010

County	Number of Properties	Square Feet (2)	Percent of Total	Percent Occupied (3)	Annualized Base Rent (4)	Annualized Base Rent Per Leased Square Foot (5)
San Francisco	1	286,270	27.0%	44.6%	1,613,081	12.62

Los Angeles	2	337,381	31.8%	93.0%	10,764,838	34.29

Orange County	1	333,922	31.4%	92.6%	7,719,465	24.96

San Diego	1	104,234	9.8%	96.8%	1,446,212	14.33

	5	1,061,807	100.0%	80.2%	21,543,596	25.29

(1)	Office property data does not include information related to the Del Amo Office Property, the acquisition of which was not completed as of June 30, 2010. In addition, 875 Howard Street was reclassified from redevelopment properties to office properties during the second quarter due to the commencement of a significant lease.
(2)	Square footage for office properties has been determined by management based upon estimated leasable square feet, which may be less or more than the Building Owners and Managers Association, or BOMA, rentable area. Square footage may change over time due to remeasurement or releasing.
(3)	Percent occupied for office properties is calculated as (i) square footage under commenced leases as of June 30, 2010, divided by (ii) total square feet, expressed as a percentage.
(4)	Rent data for our office properties is presented on an annualized basis. Annualized base rent for office properties is calculated by multiplying (i) base rental payments (defined as cash base rents (before abatements)) for the month ended June 30, 2010, by (ii) 12.
(5)	Annualized base rent per leased square foot for the office properties is calculated as (i) annualized base rent divided by (ii) square footage under lease as of June 30, 2010.

Hudson Pacific Properties, Inc.

Second Quarter 2010 Supplemental Operating and Financial Data

MEDIA & ENTERTAINMENT PORTFOLIO SUMMARY, OCCUPANCY, AND IN-PLACE RENTS

As of June 30, 2010

Property	Square Feet (1)	Percent of Total	Percent Occupied (2)	Annual Base Rent (3)	Annual Base Rent Per Leased Square Foot (4)

Sunset Gower	543,709	63.4%	65.7%	$10,761,066	$30.11

Sunset Bronson	313,723	36.6%	69.4%	9,053,332	41.57

	857,432	100.0%	67.1%	$19,814,398	$34.45

(1)	Square footage for media and entertainment properties has been determined by management based upon estimated leasable square feet, which may be less or more than the Building Owners and Managers Association, or BOMA, rentable area. Square footage may change over time due to remeasurement or releasing.
(2)	Percent occupied for media and entertainment properties is the average percent occupied for the 12 months ended June 30, 2010.
(3)	Annual base rent for media and entertainment properties reflects actual base rent for the 12 months ended June 30, 2010, excluding tenant reimbursements.
(4)	Annual base rent per leased square foot for the media and entertainment properties is calculated as (i) annual base rent divided by (ii) square footage under lease as of June 30, 2010.

Hudson Pacific Properties, Inc.

Second Quarter 2010 Supplemental Operating and Financial Data

TEN LARGEST OFFICE TENANTS (1) (2)

As of June 30, 2010

Tenant	Number of Leases	Number of Properties	Lease Expiration (3)	Total Leased Square Feet	Percent of Rentable Square Feet	Annualized Base Rent (4)	Percent of Annualized Base Rent

Technicolor Creative Services USA, Inc.	1	1	5/31/20	114,958	10.8%	$4,103,173	19.0%

Kondaur Capital Corp.	1	1	3/31/13	122,425	11.5%	2,938,200	13.6%

Pepperdine University	1	1	1/31/19	35,351	3.3%	1,367,659	6.3%

Carat USA, Inc.	1	1	3/31/17	33,291	3.1%	998,730	4.6%

Medical Specialties	1	1	1/31/17	29,369	2.8%	704,856	3.3%

Walsworth, Franklin, Bevins	1	1	12/31/19	28,141	2.7%	675,384	3.1%

Master Halco	1	1	2/28/19	19,876	1.9%	663,302	3.1%

Burlington Coat Factory	1	1	12/31/13	94,505	8.9%	614,351	2.9%

Liberty Mutual Insurance	1	1	8/31/11	18,550	1.7%	498,995	2.3%

Marcus & Millichap	1	1	9/30/16	14,521	1.4%	461,768	2.1%

Total	10	10		510,987	48.1%	$13,026,418	60.5%

(1)	Office property data does not include information related to the Del Amo Office Property, the acquisition of which was not completed as of June 30, 2010. In addition, 875 Howard Street was reclassified from redevelopment properties to office properties during the second quarter due to the commencement of a significant lease.
(2)	Top Ten Largest Office Tenants is determined by Annualized Base Rental Income as of June 30, 2010.
(3)	Burlington Coat Factory has a continuing early termination right that can be exercised upon one year’s prior notice.
(4)	Rent data for our office properties is presented on an annualized basis. Annualized base rent for office properties is calculated by multiplying (i) base rental payments (defined as cash base rents (before abatements)) for the month ended June 30, 2010, by (ii) 12.

Hudson Pacific Properties, Inc.

Second Quarter 2010 Supplemental Operating and Financial Data

OFFICE PORTFOLIO LEASING ACTIVITY (1)

As of June 30, 2010

Total Gross Leasing Activity

Rentable square feet	11,086
Number of leases	5

Gross New Leasing Activity

Rentable square feet	4,087
New cash rate	$24.00
Number of leases	1

Gross Renewal Leasing Activity

Rentable square feet	6,999
Renewal cash rate	$27.81
Number of leases	4

Net Absorption

Leased rentable square feet	4,087

Cash Rent Growth (2)

Expiring Rate	$29.60
New/Renewal Rate	$27.81
Change	(6.0%)

Straight-Line Rent Growth (3)

Expiring Rate	$28.54
New/Renewal Rate	$27.49
Change	(3.7%)

Weighted Average Lease Terms

New (in months)	66
Renewal (in months)	13

Tenant Improvements and Leasing Commissions (4)	Total Lease Transaction Costs Per Square Foot	Annual Lease Transaction Costs Per Square Foot

New leases	$26.95	$4.90
Renewal leases	$0.73	$0.69
Blended	$10.39	$3.85

(1)	Office property data does not include information related to the Del Amo Office Property, the acquisition of which was not completed as of June 30, 2010. In addition, 875 Howard Street was reclassified from redevelopment properties to office properties during the second quarter due to the commencement of a significant lease.
(2)	Represents the difference between initial stabilized cash rents on new and renewal leases as compared to the expiring cash rents in the same space. New leases are only included if the same space was leased within the previous 12 months.
(3)	Represents a comparison between initial straight-line rents on new and renewal leases and the straight-line rents on expiring leases in the same space. New leases are only included if the same space was leased within the previous 12 months.
(4)	Represents per square foot weighted average lease transaction costs based on the lease executed in the current quarter in our properties.

Hudson Pacific Properties, Inc.

Second Quarter 2010 Supplemental Operating and Financial Data

OFFICE LEASE EXPIRATIONS - ANNUAL (1)

As of June 30, 2010

Year of Lease Expiration	Number of Leases Expiring	Square Footage of Expiring Leases	Percent of Office Portfolio Square Feet	Annualized Base Rent (2)		Percentage of Office Portfolio Annualized Base Rent	Annualized Base Rent Per Leased Square Foot (3)	Annualized Base Rent Per Lease Square Foot at Expiration (4)
Available	-	150,058	14.1%	$		-%	$-	$-
2010	10	34,478	3.2%		903,338	4.2	26.20		28.39
2011	17	77,177	7.3%		1,924,937	8.9	24.94		25.45
2012	13	57,322	5.4%		1,574,100	7.3	27.46		30.75
2013	14	240,426	22.6%		4,388,541	20.4	18.25		19.26
2014	10	79,181	7.5%		1,796,163	8.3	22.68		25.12
2015	1	2,806	0.3%		82,389	0.4	29.36		33.22
2016	4	52,614	5.0%		1,467116	6.8	27.88		33.18
2017	3	63,426	6.0%		1,721,970	8.0	27.15		31.48
2018	1	23,208	2.2%		409,306	1.9	17.64		23.22
2019	4	101,718	9.6%		3,135,735	14.6	30.83		40.29
Thereafter	1	114,958	10.8%		4,103,173	19.0	35.69		48.65
Building management use	2	4,521	0.4%		36,828	0.2	8.15		8.15
Signed leases not commenced	2	59,914	5.6%			-	-		-

Total/Weighted Average	82	1,061,807	100.0%		$21,543,596	100.0%	$25.29		$26.15

(1)	Office property data does not include information related to the Del Amo Office Property, the acquisition of which was not completed as of June 30, 2010. In addition, 875 Howard Street was reclassified from redevelopment properties to office properties during the second quarter due to the commencement of a significant lease.
(2)	Rent data for our office properties is presented on an annualized basis without regard to cancellation options. Annualized base rent for office properties is calculated by multiplying (i) base rental payments (defined as cash base rents (before abatements)) for the month ended June 30, 2010, by (ii) 12.
(3)	Annualized base rent per leased square foot for the office properties is calculated as (i) annualized base rent divided by (ii) square footage under lease as of June 30, 2010
(4)	Annualized base rent per leased square foot at expiration for the office properties is calculated as (i) annualized base rent at expiration divided by (ii) square footage under lease as of June 30, 2010.

Hudson Pacific Properties, Inc.

Second Quarter 2010 Supplemental Operating and Financial Data

QUARTERLY OFFICE LEASE EXPIRATIONS – NEXT FOUR QUARTERS (1)

As of June 30, 2010

County		Q3 2010	Q4 2010	Q1 2011	Q2 2011

San Francisco	Expiring SF	-	-	-	-
	Rent per SF (2)	-	-	-	-
Los Angeles	Expiring SF	13,777	-	4,029	10,887
	Rent per SF (2)	$32.35	-	$36.93	$29.80
Orange	Expiring SF	-	-	3,517	5,651
	Rent per SF (2)	-	-	$23.67	$26.36
San Diego	Expiring SF	11,580	-	-	8,305
	Rent per SF (2)	$12.64	-	-	$15.28

(1)	Office property data does not include information related to the Del Amo Office Property, the acquisition of which was not completed as of June 30, 2010. In addition, 875 Howard Street was reclassified from redevelopment properties to office properties during the second quarter due to the commencement of a significant lease.
(2)	Rent per square foot data for our office properties is comprised of annualized basis rent at expirations divided by square feet. Annualized base rent for office properties is calculated by multiplying (i) base rental payments at expirations (defined as cash base rents (before abatements)) for the month ended June 30, 2010, by (ii) 12.

Hudson Pacific Properties, Inc.

Second Quarter 2010 Supplemental Operating and Financial Data

OFFICE PORTFOLIO DIVERSIFICATION (1)

As of June 30, 2010

Industry	Number of Leases	Annualized Rent as of Percent of Total

Advertising	1	0.3%

Business Services	10	5.3%

Educational	1	6.3%

Financial Services	19	29.0%

Healthcare	3	2.3%

Insurance	4	5.7%

Legal	17	10.5%

Media & Entertainment	2	23.7%

Other	7	6.4%

Real Estate	4	3.4%

Retail	3	3.7%

Technology	8	3.4%

Total	80	100.0%

(1)	Office property data does not include information related to the Del Amo Office Property, the acquisition of which was not completed as of June 30, 2010. In addition, 875 Howard Street was reclassified from redevelopment properties to office properties during the second quarter due to the commencement of a significant lease.